SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


                               September 16, 2002
                ________________________________________________
                Date of Report (Date of earliest event reported)



                         21ST CENTURY TECHNOLOGIES, INC.
             ______________________________________________________
             (Exact name of registrant as specified in its charter)



     Nevada                      000-29209                       48-1110566
________________________________________________________________________________
(State or other           (Commission File Number)           (I.R.S. Employer
jurisdiction of                                              Identification No.)
incorporation)



 5050 East Belknap, Haltom City, Texas                                  76117
________________________________________________________________________________
(Address of principal executive offices)                              (Zip Code)



                                 (817) 838-8011
               __________________________________________________
               Registrant's telephone number, including area code


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ITEM 5. OTHER EVENTS.

Scott Sheppard tendered his resignation as Chief Operating Officer on September 16, 2002, effective on that date. Mr. Sheppard advised that he was leaving the Company to pursue other business interests. His resignation was accepted.



                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                               21st CENTURY TECHNOLOGIES INC.
                                                         (Registrant)



Date: 09/19/02                                 By: /s/ ARLAND D. DUNN
                                                   _____________________________
                                                       Arland D. Dunn, President